Exhibit 99.2

STEWART SUPERABSORBENTS, LLC

AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

STEWART SUPERABSORENTS, LLC

AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

TABLE OF CONTENTS

Page

Independent Auditor’s Report	1-2

Consolidated Balance Sheet	3

Consolidated Statement of Income and Members’ Earnings	4

Consolidated Statement of Cash Flows	5

Notes to the Consolidated Financial Statements	6-10

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Management

Stewart Superabsorbents, LLC and Subsidiary

Hickory, North Carolina

We have audited the accompanying consolidated financial statements of Stewart Superabsorbents, LLC (a NC limited liability company) and subsidiary, which comprise the consolidated balance sheet as of September 30, 2017, and the related consolidated statements of income and members’ earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements  based  on  our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to  obtain audit  evidence about  the amounts  and  disclosures  in the consolidated financial statements. The procedures selected depend on the auditor's judgment,  including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the  purpose  of expressing an opinion on the effectiveness of the entity's internal control. Accordingly,  we express no  such  opinion.  An  audit  also  includes  evaluating  the  appropriateness  of  accounting  policies  used and the reasonableness of significant accounting estimates  made  by  management,  as  well  as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

730 13th Avenue Drive SE ♦  Hickory, NC 28602 ♦  828-327-2727 ♦  Fax 828-328-2324

13 South Center Street ♦  Taylorsville, NC 28681 ♦  828-632-9025 ♦  Fax 828-632-9085

PO Box 5729 ♦  Statesville, NC 28687 ♦  1710 Wilkesboro Hwy ♦  Statesville, NC 28625 ♦  704-872-8923 ♦  Fax 704-872-4982

800-948-0585 ♦  www.martinstarnes.com

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Stewart Superabsorbents, LLC and subsidiary as of September 30,  2017, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Martin Starnes & Associates, CPAs, P.A. Hickory, NC

December 19, 2017

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET SEPTEMBER 30, 2017

2017
Assets:
Current Assets:
Accounts receivable	$1,920,715
Inventory	3,487,722
Prepaid expense	15,612
Total current assets	5,424,049
Non-Current Assets:
Property and equipment, net	1,034,117
Construction in process	196,230
Total non-current assets	1,230,347
Total assets	$6,654,396
Liabilities and Members' Equity: Current Liabilities:
Checks issued in excess of bank balance	$87,045
Accounts payable	958,822
Accounts payable, related party	20,833
Accrued liabilities	297,042
Total current liabilities	1,363,742
Members' Equity:
Members' capital	1,937,000
Members' earnings	3,353,654
Total members' equity	5,290,654
Total liabilities and members' equity	$6,654,396

See accompanying notes to the consolidated financial statements.

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME AND MEMBERS' EARNINGS FOR THE YEAR ENDED SEPTEMBER 30, 2017

2017
Sales	$13,638,889
Cost of sales	9,880,415
Gross profit	3,758,474
General and administrative expenses	1,552,667
Interest expense	39,570
Net income	2,166,237
Members' earnings, beginning of year	2,287,417
Distributions to members	(1,100,000)
Members' earnings, end of year	$3,353,654

See accompanying notes to the consolidated financial statements.

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED SEPTEMBER 30, 2017

2017
Cash Flows from Operating Activities:
Net income	$2,166,237
Adjustments to Reconcile Net Income to Net Cash
Provided (Used) By Operating Activities:
Depreciation	144,303
Change in accounts receivable	(677,460)
Change in inventory	(1,030,834)
Change in prepaid expenses	38,481
Change in accounts payable and accrued liabilities	528,769
Change in accounts payable, related party	8,464
Change in accounts payable, owner	(31,315)
Net cash provided by operating activities	1,146,645
Cash Flows from Investing Activities:
Purchase of property and equipment	(400,827)
Net cash used in investing activities	(400,827)
Cash Flows from Financing Activities:
Increase (decrease) in checks issued in excess of bank balance	87,045
Distributions to members	(1,100,000)
Contributions from members	1,712,000
Proceeds from line of credit	4,769,568
Payments on line of credit	(5,435,625)
Proceeds from long-term debt	36,452
Payment on long-term debt	(877,937)
Net cash used in financing activities	(808,497)
Net Change in Cash and Cash Equivalents	(62,679)
Cash and Cash Equivalents, Beginning of Year	62,679
Cash and Cash Equivalents, End of Year	$—
Supplemental Disclosure of Cash Flow Information:
Cash payments for interest	$39,570

See accompanying notes to the consolidated financial statements.

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

1.	Summary of Significant Accounting Policies

Nature of Business

Stewart Superabsorbents, LLC and subsidiary (the "Company") is a limited liability company organized under the laws of the State of North Carolina. The Company is subject to the laws and regulations of North Carolina as related to this type of entity and will continue in existence until December 31, 2099, unless sooner terminated. The Company is engaged in the processing and sale of water-absorbent polymers.

Cash and Cash Equivalents

The Company maintains its cash in bank deposit accounts, which at times, may exceed FDIC limits. The Company has not experienced any losses in such accounts. The Company believes that they are not exposed to any significant credit risk on cash and cash equivalents.

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Trade Accounts Receivable

The Company grants credit to a diverse group of customers who are located worldwide. Generally, the Company does not require collateral on its accounts receivable.

The Company uses the allowance method to account for uncollectible accounts receivable. Accounts receivable are presented net of an allowance for doubtful accounts. An allowance was not considered necessary for accounts receivable at September 30, 2017.

Inventories

Raw materials are stated at the lower of cost (average cost) or market. Finished goods are valued at the lower of standard costs, which approximate actual production costs, or market.

Prepaid Expense

Certain payments to vendors reflect costs applicable to future accounting periods and are recorded as prepaid items and expensed as items are used.

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

Property and Equipment

Property and equipment are recorded at cost. The Company capitalizes property and equipment if its value is greater than $2,000 and its useful life is more than one year. Depreciation is provided over the estimated useful lives of the assets ranging from five to ten years using the straight-line method and amounted to $144,303 in 2017.

Revenue Recognition

The Company recognizes revenue upon the delivery of the goods to its customers. Cost to manufacture the products is included in the cost of sales.

Income Taxes

The Company is treated as a partnership for Federal and State income tax purposes. Earnings and losses are included in the tax returns of its members; therefore, no provision or benefit for income taxes has been included in these financial statements.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of Financial Accounting Standards Board (FASB) ASC 740, Income Taxes. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the positions will be sustained upon examination by the tax authorities.

As of September 30, 2017, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.

The Federal income tax returns of the Company for 2014, 2015, and 2016 are subject to examination by the IRS, generally for three years after they are filed.

Use of Estimates

Preparing the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are expensed as incurred. Advertising expense amounted to $5,883 for the year ended September 30, 2017.

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

2.    Investment in Limited Liability Company

The Company owns 100% of the membership interest in Wynstream, LLC (limited liability company). The consolidated financial statements of the Company reflect the consolidated accounts of Stewart Superabsorbents, LLC (the "Parent") and Wynstream, LLC (the "Subsidiary"). Assets, liabilities, members’ equity, and results of operations of Wynstream, LLC have been consolidated with Stewart Superabsorbents, LLC using the consolidation method of accounting. All intercompany transactions have been eliminated. There was no activity in Wynstream, LLC for the year ended September 30, 2017. Wynstream, LLC was dissolved on September 1, 2017.

3.    Property and Equipment

Property and equipment consist of the following:

Improvements	$379,940
Manufacturing equipment	1,502,162
Office equipment	111,434
Property and equipment	1,993,536
Less accumulated depreciation	(959,419)
Property and equipment, net	$1,034,117

4.    Inventories

Inventories consist of the following:

Raw materials	$1,696,654
Finished goods	1,791,068
Total inventory	$3,487,722

5.    Line of Credit

The Company has a $2,000,000 line of credit with the bank, of which $-0- was outstanding as of September 30, 2017. The interest rate on all outstanding amounts is the 1-month LIBOR rate plus 2.52% (3.75% at September 30, 2017). Any amounts outstanding would be considered due on demand. The line of credit has a maturity date of September 10, 2018. The line is secured by the inventory, receivables, equipment and partners of the Company.

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

6.    Long-Term Obligations

Long-term debt as of September 30, 2017 is summarized as follows:

Variable interest at 1-month LIBOR plus 3.5% (4.03% at September 30, 2016), note payable in monthly installments of interest only; collateralized by equipment. Refinanced in 2017 with a fixed interest rate at 4.67%, note payable in monthly installments of $3,457 including interest with final payment due April 2021; collateralized by equipment. Final payment was made September 2017.	$—

Fixed interest rate at 3.97%, note payable in monthly installments of $7,724 including interest, with final payment due January 2019; collateralized by equipment. Final payment was made September 2017.	—

Variable interest at 1-month LIBOR plus 3.10% (3.63% at September 30, 2016), note payable in monthly installments of $11,958, including interest, with final payment due July 2020; collateralized by inventory. Final payment was made September 2017.	—

Total	$—

7.    Operating Leases

The Company entered into an agreement to lease a building. The lease is a 130-month  term beginning March 2016 with escalating monthly lease payments over the term of the lease. The lease has the option to be renewed January 1, 2027 for an additional 60 months. The Company also entered into an agreement to lease a warehouse building. The lease is a 36-month term beginning January 2016 with an annual 2% increase. The lease has the option to be renewed for two consecutive terms of 24 months each. The Company entered into an agreement to lease equipment. The lease is a 63- month term beginning August 2017 with monthly payments of $2,655.

Required minimum lease payments for operating leases are as follows:

Year Ended	Annual
September 30	Payment
2018	$432,325
2019	348,158
2020	319,153
2021	319,153
2022	325,496
Thereafter	1,261,995
Total	$3,006,280

Total lease expense was $391,204 for the year ended September 30, 2017.

STEWART SUPERABSORBENTS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

8.    Related-Party Transactions

Management Fees and Administrative Expenses

The Company pays a related party for management fees and administrative expenses. Total charges during the year ended September 30, 2017 were $250,000. As of September 30, 2017, the Company owed related parties $20,833 related to these expenses. The Company and the related party have common ownership.

9.    Retirement Plan

The employees of the Company participate in a 401(k) savings plan of an affiliated entity. Eligible employees may defer amounts from their compensation, on a pre-tax basis, up to the maximum amounts prescribed by the Internal Revenue Service. The Company matches varying amounts of the employees’ deferral. The Company may also make discretionary contributions to the plan. Total contributions during the year ended September 30, 2017 were $44,462.

10.  Major Customers

During 2017, five customers represented 69% of the Company’s sales. The accounts receivable from these customers represent 57% of the Company’s total accounts receivable at September 30, 2017.

11.  Major Supplier

During 2017, 86% of the Company’s purchases were purchased through five suppliers. The accounts payable from these suppliers represent 70% of the Company’s total accounts payable at September 30, 2017. The Company has a distributorship agreement with one supplier, which specifies minimum annual purchase commitments. The agreement expires on May 31, 2018. The minimum annual purchase commitment for year 2017 was met. The minimum annual purchase amount is renegotiated annually.

12.  Subsequent Events

Subsequent to year end, the Company completed a merger with Zappa-Tec and purchased the accounts receivable, inventory and accounts payable of Zappa-Tec in exchange for 60% ownership in the Company. The Company will operate under the name Zappa Stewart and no significant changes  in operations of either company are planned. The Company has evaluated its subsequent events (events occurring after September 30, 2017) through December 19, 2017, which represents the date on which the financial statements were available to be issued.